SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

AEROSONIC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Date Filed:

Notice of Annual Meeting &

Proxy Statement – 2004

AEROSONIC CORPORATION

(A DELAWARE CORPORATION)

l2l2 North Hercules Avenue

Clearwater, Florida 33765

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF AEROSONIC CORPORATION:

The 2004 Annual Meeting of Shareholders (the “Meeting”) of AEROSONIC CORPORATION (the “Company”) will be held at the Grand Hyatt Tampa Bay, 6200 Courtney Campbell Causeway, Tampa, Florida 33607, on July 14, 2004, at 10:00 A.M., local time, for the following purposes, which are discussed in the accompanying Proxy Statement:

1.	To approve an amendment to the bylaws of the Company providing for the classification of the Board of Directors of the Company into three classes with staggered terms of office;

2.	To elect six directors of the Company, to hold office until their successors have been duly elected and qualified;

3.	To approve the Aerosonic Corporation 2004 Stock Incentive Plan; and

4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The foregoing items are more fully described in the Proxy Statement attached hereto and made a part of this Notice. The Board has fixed the record date for determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof as June 8, 2004, at the close of business.

If you are unable to attend the Meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided herewith. Your proxy may be revoked at any time before it is voted by filing with the Secretary of the Corporation a written revocation or a proxy bearing a later date, or by attending and voting at the Meeting. If you submit a proxy, you may still vote your stock in person at the Meeting if you so desire.

By Order of the Board of Directors,

David A. Baldini
President and Chief Executive Officer

June       , 2004

Clearwater, Florida

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY OR PROXIES OR VOTING INSTRUCTION SHEET AND MAIL IT OR THEM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

AEROSONIC CORPORATION

l2l2 North Hercules Avenue

Clearwater, Florida 33765

PROXY STATEMENT

Annual Meeting of Shareholders

to be held July 14, 2004

GENERAL INFORMATION

A Notice of the Annual Meeting of Shareholders (the “2004 Meeting” or simply the “Meeting”) of Aerosonic Corporation (the “Company”) is set forth on the preceding page, and there are enclosed herewith proxies which are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. This Proxy Statement and the form of proxy are first being sent to shareholders on or about June     , 2004. A copy of the Company’s Annual Report to Shareholders for the fiscal year ended January 31, 2004 is being mailed herewith.

All shares represented by valid proxies received by the Company prior to the Meeting will be voted as specified in the proxy. If no specification is made by a shareholder giving a proxy, discretionary authority thereby shall have been conferred by the shareholder and the applicable shares will be voted FOR (1) the amendment to the bylaws of the Company to provide for a classification of the Board of Directors (described below under Proposal No.1); (2) the election of the nominees as directors (described below under Proposal No. 2); and (3) the approval of the Aerosonic Corporation 2004 Stock Incentive Plan (described below under Proposal No. 3).

If discretionary authority is conferred by the shareholder pursuant to the proxy, the shares also will be voted on such other matters as may properly come before the Meeting in accordance with the best judgment of the proxy holders. A shareholder giving a proxy has the right to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting his shares in person.

VOTING SECURITIES AND VOTING RIGHTS

Only holders of record of Common Stock, $0.40 par value per share (the “Common Stock” or simply, the “shares”), of the Company as of the close of business on June 8, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On the Record Date, the outstanding number of shares entitled to vote consisted of 3,921,019 shares of Common Stock. The holders of the Common Stock are entitled to one vote per share. There are no other classes of voting stock issued and outstanding.

QUORUM AND REQUIRED VOTE

A majority of the Company’s outstanding Common Stock entitled to vote at the Meeting, present in person or represented by proxy will be necessary to constitute a quorum for the transaction of business at the Meeting. Under Delaware law and the bylaws of the Company, the affirmative vote of the holders of (i) a majority of shares voting at the Meeting will be required to approve Proposal No. 1 to classify the Board of Directors; (ii) a plurality of the shares voting at the Meeting will be required to elect each director (as discussed below under Proposal No. 2); and (iii) a majority of the shares voting at the Meeting will be required to approve the Aerosonic Corporation 2004 Stock Incentive Plan (as discussed below under Proposal No. 3). Abstentions, withheld votes, and broker non-votes (collectively “Non-Votes”) will count for quorum purposes, but will not be deemed votes cast in determining whether the majority of votes cast on Proposals No. 1 and No. 3 were FOR or AGAINST such proposals or, with respect to Proposal No. 2, which nominees receive the greatest number of votes cast. Likewise, the affirmative vote of a majority of the shares voting on any other matters acted upon at the Meeting (excluding all Non-Votes) will be required to approve such matters. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. The American Stock Exchange rules permit nominees to vote proxies for their beneficial owners, in their own discretion, on Proposals No. 1 and No. 2, but not on Proposal No. 3 (which requires specific instructions from the beneficial owner).

Proposal No. 1. – Amendment to Bylaws to provide for the classification of the Board of Directors into three classes with staggered terms of office.

Our Board of Directors (the “Board”) has unanimously approved and adopted Amended and Restated Bylaws of the Company (the “Bylaws”), effective April 27, 2004, that includes provisions in Article III Section 1 for a classification of the Board into three classes, each of which is intended to be elected at the Meeting. Consistent with the classification of the Board, Article III Section 2 of the Bylaws provides that directors may be removed only “for cause.” As required by Delaware law, Article III Section 8 of the Bylaws specifies that the provisions for the classification of the Board are subject to approval by the stockholders (referred to in this proxy statement as “shareholders”) at the Meeting.

If such approval is not obtained, Article III Section 8 further specifies that all provisions in the Bylaws concerning the classification of directors (the “Classified Board Amendment”) shall be eliminated, all directors shall be elected for a term to last until the next annual meeting of shareholders at which their successors are duly elected and qualified, the Bylaws shall be amended and restated to eliminate the classified director provisions; and such new form of these Bylaws shall be referred to as the “Second Amended and Restated Bylaws.”

The Classified Board Amendment provides that at the Meeting, our Board of Directors will be divided into three classes (denominated “Class I Directors,” “Class II Directors” and “Class III Directors”), which shall be as nearly equal in number as feasible. The directors in each class will hold office following their initial classification for terms of one year, two years and three years, respectively. Thus, the term of office of the Class I Directors will expire at the year 2005 annual meeting of stockholders, the term of office of the Class II Directors will expire at the year 2006 annual meeting of stockholders, and the term of office of the Class III Directors will expire at the year 2007 annual meeting of stockholders. Thereafter, the successors to each class of directors shall be elected for three-year terms. If this proposal is not approved, each director will be elected to serve for a term of one year and until their successors are duly elected and qualified. Attached as Appendix A is Article III, Sections 1 through 8, of the Bylaws containing the applicable provisions of the Classified Board Amendment.

Under the Delaware General Corporation Law (the “Delaware Statute”), a director of a corporation with a classified board of directors may be removed by the shareholders only “for cause” unless the corporation’s certificate of incorporation provides otherwise. Our Certificate of Incorporation does not provide otherwise. Therefore, if this proposal is approved, the holders of a majority of the outstanding voting shares would be able to remove a director during his or her elected term only for “cause.” In this context, “cause” is not defined by the Delaware Statute. If a vacancy occurs during the term of any director, under the Delaware Statute and the Bylaws, the majority of our Board may fill the vacancy, and the director so appointed will hold office until the next election of the class to which he or she was appointed.

Classification of the Board will promote continuity and stability in our management and policies since a majority of our directors at any given time will have prior experience with us. The Board further believes that such continuity and stability will facilitate long-range planning and will have a beneficial effect on employee loyalty and customer confidence. Currently, the entire Board must stand for election each year. Accordingly, it is possible that all or a majority of the current directors could be replaced at any given annual meeting of shareholders. If this proposal for the Classified Board Amendment is approved, the Board will be divided into three classes effective with this 2004 Meeting, only one of which classes will stand for election at each annual meeting thereafter.

In addition, classification of the Board may have the effect of delaying, deferring or preventing a change of control of the Company since only one-third of the directors are to be elected each year and directors may not be removed, except for cause. The Board believes that increased management stability and continuity fostered by a classified board of directors will enhance the capacity of our Board to defend against undesirable takeover attempts and, in the event of the sale of the Company, would enhance the Board’s ability to negotiate a transaction that is in the shareholders’ best interest. The Board has not been informed of any attempted takeover of the Company, nor is it aware of any such effort.

Vote required and Recommendation of Board of Directors

The affirmative vote of a majority of the votes cast (which will not include any Non-Votes) at the 2004 Meeting is required to adopt the proposed Classified Board Amendment, provided that a quorum exists.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE PROPOSED CLASSIFIED BOARD AMENDMENT TO OUR BYLAWS

Proposal No. 2. – Election of Directors

The Company’s Bylaws provide that the number of directors which shall constitute the whole board shall be determined by the Board of Directors and shall consist of not less than three or more than seven members, as may be fixed from time to time by action of the Board or of the shareholders. The Board currently consists of six directors, each of which was elected at the 2003 annual meeting of shareholders.

The Nominating/Corporate Governance Committee of the Board has nominated as directors the six individuals listed below, to serve in the classes designated, and the Board has endorsed such nominations, with the intention that if the Classified Board Amendment is not approved by the shareholders, the nominees will stand for election as directors to hold office until the 2005 annual meeting and until their successors are duly elected and qualified.

The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any nominee is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve as a director.

Class I Directors (whose term will expire in 2005)

William C. Parker, age 71, has been a director since 1995. Mr. Parker was employed by Aerosonic for over 34 years. He rose to increasing levels of responsibility throughout his career at the Company, and held titles that included Vice President of Production, Vice President of Purchasing, and Vice President of Marketing, before becoming President in 1995. He served as President until his retirement in August 1997.

Thomas E. Whytas, age 39, became a director in May 2004. Mr. Whytas has 15 years of experience in positions of increasing responsibility in the aviation industry with CAE USA, Inc., where he currently serves as Chief Financial Officer and Finance Director of CAE’s U.S. operations. Mr. Whytas, a Certified Public Accountant, holds a Bachelor of Science in Accounting and a Master’s of Accountancy from the University of South Florida.

Class II Directors (whose term will expire in 2006)

Robert J. McGill, age 42, became a director in August 2003. Mr. McGill is President of L-3 Communications-Display Systems, a division of L-3 Communications Corporation. Since 1983, Mr. McGill has worked in the aerospace and defense industry holding positions of increasing responsibility with Miltope Corporation, GEC Marconi, Loral Corporation and Lockheed Martin Corporation. Mr. McGill holds a BS degree from Dowling College and an MBA from Georgia State University.

P. Mark Perkins, age 47, has been a director since 1997. Mr. Perkins has over 18 years of experience in various segments of the aviation industry. In July 1997, he was elected as a director of the Company while serving as Vice President of Marketing at Gulf Aerospace, Inc. In 1998, Mr. Perkins became Executive Vice President of Sales and Marketing for the Company, and he continues to serve in that capacity.

Class III Directors (whose term will expire in 2007)

David A. Baldini, age 54, has been a director since 1995. Mr. Baldini was with Teledyne Industries Inc. from 1974 through 1993. He was President of Teledyne Avionics from 1990 and has retained that position since Teledyne Avionics was acquired in 1993 and became a wholly owned subsidiary of the Company, named Avionics Specialties, Inc. Mr. Baldini was elected President of the Company in November 2002 and subsequently was designated as the Chief Executive Officer. He has a B.S. Degree in Economics from Hampden-Sydney College.

David M. Vosen, age 56, became a director in March 2003. Mr. Vosen is President of SouthTrust Bank Tampa Bay. Mr. Vosen has held positions of increasing responsibility since 1969 with Marshall & Ilsley, Wachovia Bank, Bank of America, SunTrust Banks and SouthTrust Bank. He is a graduate of the University of Wisconsin, where he studied finance and economics.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Meetings and Committees of the Board of Directors

During the fiscal year ended January 31, 2004, the Board held ten meetings.

The Board currently has, and appoints members of, a standing Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee.

Audit Committee. As of the date of this Proxy Statement, the Audit Committee is composed entirely of “independent directors” as determined by the “audit committee” independent director standards of the American Stock Exchange (the “Amex”). Its members are Thomas E. Whytas, Robert J. McGill, and David M. Vosen. At the beginning of fiscal year 2004, the Audit Committee was composed of A. Todd Beard, and William C. Parker. Mr. Beard resigned from the Board in March 2003. The resulting vacancy was filled by Mr. Vosen. In April 2003, Mr. Parker resigned from the Audit Committee, and Mr. Charles M. Foster, Jr. was elected to the Board to fill that vacancy, and he promptly was appointed to the Audit Committee and the Nominating Committee. In August 2003, the Board increased its size to seven directors, thereby creating a vacancy, and elected Mr. McGill to the Board, and appointed him to the Audit Committee in November 2003 after having promptly appointed him to the Nominating Committee. In May 2004, Mr. Foster resigned from the Board, thereby creating a vacancy that was filled by the election of Mr. Whytas, who also was appointed to the Audit Committee as well as the Nominating Committee. The Audit Committee met eight times during the fiscal year ended January 31, 2004. The functions performed by the Audit Committee are described in the Audit Committee Report, set forth below, and in the Audit Committee Charter adopted by the Company’s Board of Directors, which is attached as Appendix B hereto.

Compensation Committee. As of the date of this Proxy Statement, the Compensation Committee members are William C. Parker and David M. Vosen. During most of fiscal year 2004, Mr. Parker and Mr. Vosen were the only members of the Compensation Committee. The Compensation Committee, which met one time during the fiscal year ended January 31, 2004, has authority as delegated by the Board to review and approve employee benefit plans and administer the Company’s executive compensation plans, as set forth in its Charter.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee (the “Nominating Committee”) members are Thomas E. Whytas, William C. Parker and Robert J. McGill, each of whom is an “independent director” as determined by standards established by the Amex for nominating committees. Charles M. Foster, Jr. had been a member of the Nominating Committee prior to his resignation from the Board in May 2004. The Nominating Committee, which was created in April 2003, reviews and assesses the composition of the Board, assists in identifying potential new candidates as directors, and submits its recommendations for nomination of directors to the Board. The Nominating Committee also regularly reviews the size and composition of the Board, individual director performance, and level of compensation of directors, and recommends to the Board any changes to those aspects of the Board and the individual directors. The Nominating Committee met three times during the fiscal year ended January 31, 2004.

The Nominating Committee will consider nominees recommended by shareholders of the Company. To recommended a prospective nominee to the Nominating Committee for the 2005 annual meeting, shareholders must submit the prospective nominee’s name and qualifications to the Secretary of the Company, in writing, by delivering or sending such recommendation no later than March 1, 2005 to the following address: Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida, 33765, Attention: Secretary. Shareholders are urged to assure delivery of their recommendations by arranging for some form of delivery receipt.

The Nominating Committee’s policy regarding the consideration and selection of director candidates (whether recommended by directors, other members of management, shareholders, or any other persons) is to seek candidates who have a demonstrable record of personal and professional ethics and integrity, business and professional experience, knowledge of the Company’s industry, academic achievements, service on other boards of directors, and civic involvement. The Nominating Committee has not set any objective minimum qualifications that must be met by a nominee, but rather seeks to identify candidates with outstanding backgrounds and experience as measured by the above selection criteria.

The Nominating Committee’s process for identifying and evaluating director nominees includes active solicitation of suggestions from the Company’s management, as well as from executives and directors in other corporations within the Company’s industry and in related industries. The Nominating Committee also has been interested in any suggestions made by shareholders, and has established the policy referred to above of requiring that shareholders submit this information in writing. The Nominating Committee will require a careful background check by an independent contractor of any candidate it deems as an appropriate nominee, before making a recommendation of that person to the Board.

The identification of Thomas Whytas as a candidate for election to the Board resulted from the Company’s search of the local marketplace for an individual with strong financial credentials as well as experience in the aviation industry.

The Nominating Committee did not receive any recommended nominees from the Company’s shareholders since the December 18, 2003 annual meeting of shareholders. The Company has not paid any fees to third parties to identify or evaluate or assist in identifying or evaluating potential nominees, and has no immediate plans to pay fees for that kind of service.

Communications to the Board from Shareholders

The Board welcomes communications from the Company’s shareholders, and requests that all such communications be sent to the Secretary of the Company at Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765. Such communications also may be addressed to one or more directors, or to the entire Board. If a shareholder requests that any such communication be treated as confidential and delivered only to one or more of the directors, the communications can be submitted in a sealed envelope with a request that the communication be treated as a confidential matter for immediate delivery to the intended recipient(s).

Attendance by Directors at Annual Meetings

The Company encourages all directors to attend every annual meeting of shareholders, in person, as well as the subsequent annual meetings of the Board. Last year’s December 18, 2003 annual meeting of shareholders was attended by four of the six current directors. Mr. Foster was not able to attend the annual meeting of shareholders because of health reasons, but he participated in the annual meeting of directors that was held that day following the shareholder meeting, by conference telephone. Mr. McGill also was unable to attend last year’s annual meeting of shareholders due to a critical meeting relating to his service as president of a subsidiary of L-3 Communications Corporation. Nevertheless, he also was able to attend the annual Board meeting later that day, by conference telephone.

The Nominating Committee/Corporate Governance Committee Charter, as adopted by the Company’s Board of Directors, is attached as Appendix C hereto.

Compensation of Directors

Non-officer members of the Board are paid $3,000 for attending each Board meeting, and members of committees of the Board are paid an additional $1,500 for attending each committee meeting.

During fiscal year 2004, the Company was a party to a Supplemental Pension Plan agreement with William C. Parker pursuant to which Mr. Parker received monthly pension payments from the Company of $4,166.67. This plan has been in existence since January 1, 1999. In May 2003, the Company and Mr. Parker executed a new Supplemental Pension Plan agreement, which became effective as of January 1, 2004, which extends the existing Supplemental Pension Plan, and pursuant to which Mr. Parker will continue to receive monthly payments of $4,166.67.

In November 2002, J. Mervyn Nabors resigned as President of the Company. Upon his resignation as President, Mr. Nabors continued to be a member of the Board of Directors. During fiscal 2003 and 2004, including the period following his resignation as President, Mr. Nabors was employed by the Company pursuant to an employment arrangement which provided for a minimum base salary of at least $250,000, plus an automobile allowance, health insurance and other benefits, although Mr. Nabors’ base salary for fiscal 2003 was $300,000. Mr. Nabors’ employment was terminated by a Consulting Agreement between the Company and Mr. Nabors dated May 20, 2003 (see discussion under “Compensation Committee Interlocks and Insider Participation” below).

Compensation Committee Interlocks and Insider Participation

Mr. Baldini has been employed as an officer of the Company since 1993. In November 2002, Mr. Baldini was elevated to the position of President and Chief Executive Officer. Mr. Perkins has been the Company’s Executive Vice President Sales and Marketing since 1998. In May 2003, the Company entered into Employment Agreements with Mr. Baldini and Mr. Perkins. These Employment Agreements are each for a three-year period of time, which is automatically renewed at the end of such period for another term of three years unless either party gives 180 days notice of termination.

The Employment Agreements of Mr. Baldini and Mr. Perkins require certain minimum performance standards and include confidentiality and non-compete provisions, among others, in exchange for a minimum base annual salary of $183,000 for Mr. Baldini and $148,175 for Mr. Perkins. The agreements may be terminated by the Company for, among other reasons, a material breach by the employee or a determination by the Company’s Board of Directors to terminate the agreement, with or without cause. Each of the agreements provides that in the event the agreement is terminated by the Company’s Board of Directors, the employee shall continue to be bound by the non-compete provisions for a period of three years and (unless such termination is for specified breaches or certain other events) shall continue to receive his annual salary during such time.

As stated above, during the fiscal year ended January 31, 2004, the Company’s Compensation Committee was comprised of Mr. Parker and Mr. Vosen. Mr. Parker was employed by the Company for 34 years, most recently as its President, until his retirement in 1997. During fiscal 2004, the Company was and continues to be a party to a Supplemental Pension Plan agreement with Mr. Parker pursuant to which he receives monthly pension payments from the Company of $4,166.67.

In May 2003, the Company and Mr. Parker executed a new Supplemental Pension Plan agreement, which became effective as of January 1, 2004. The new agreement extends the existing Supplemental Pension Plan and provides that Mr. Parker will continue to receive monthly payments of $4,166.67 through December 2006. The new agreement is subject to renewal upon agreement by both parties.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended January 31, 2004, A. Todd Beard served on the Company’s Board of Directors. Mr. Beard resigned from the Board in March 2003. At the time that he served on the Board and the Compensation Committee thereof, Mr. Beard was Senior Vice President of First Commercial Bank, an entity from which the Company has borrowed an amount in excess of 5% of its total consolidated assets as of January 31, 2003.

See “Compensation of Directors” and “Compensation Committee Interlocks and Insider Participation” above for additional information regarding agreements and arrangements between the Company and current and former officers and directors.

Proposal No. 3. – To approve the Aerosonic Corporation 2004 Stock Incentive Plan.

We are asking the Company’s shareholders to approve the Aerosonic Corporation 2004 Stock Incentive Plan (the “Plan”). The Company has established the Plan in order to encourage and enable officers, other employees and non-employee directors of the Company and its subsidiaries to acquire a proprietary interest in the Company. The Board has determined that providing such persons with a direct stake in the Company’s welfare will promote and serve to assure a closer identification and alignment of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company, and to assist in the recruitment of new employees.

Under the Plan, eligible persons may receive awards of (i) incentive stock options, as qualified under the Internal Revenue Code of 1986, as amended and any successor code, and the related rules, regulations and interpretations (the “Code”); (ii) other stock options; (iii) restricted stock; and (iv) unrestricted stock.

The Plan was adopted by the Board to be subject to approval by the shareholders, and to have duration of five (5) years from such approval date, unless earlier terminated or extended by an amendment to the Plan. At the 2004 Meeting, shareholders will be asked to approve the Plan. At this time, the Company has no other employee benefits plan in effect that enables the participants to receive shares of the Company, except for the matching contributions in the Aerosonic Corporation 401(k) Plan for which the Company may elect to make such matching contributions in the Company stock rather than in cash.

Summary of Plan

The principal features of the Plan are summarized below. Appendix D to this Proxy Statement contains a copy of the Plan as adopted by the Board subject to shareholder approval. The following summary of the principal features of the Plan is qualified in its entirety by reference to Appendix D to this Proxy Statement.

Administration. The Plan will be administered by a committee of the Board (“Committee”) that will consist of not less than three persons who qualify as “independent directors” under requirements of the American Stock Exchange (“Amex”) or the comparable requirements of any other national securities exchange or automated quotation system on which the Company’s shares may be listed or quoted.

Eligibility. Awards may be granted under the Plan to employees of the Company and its subsidiaries and non-employee directors of the Company and its subsidiaries. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The Committee will serve as the “Administrator” of the Plan. The Administrator, in its discretion, will select the employees to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Share Limitations. The Plan provides that a maximum of 200,000 shares of the Common Stock may be issued under the Plan and that in no event may any participant be granted an award involving more than 50,000 shares in any calendar year.

Section 162(m) Limitations. Section 162(m) of the Internal Revenue generally disallows a tax deduction to public companies for “applicable employee remuneration” in excess of $1,000,000 paid to chief executive officers and to any of the other four most highly compensated officers (i.e. other than the chief executive officer). Certain performance-based compensation is specifically exempt from being included in “applicable employee remuneration” if it otherwise meets the requirements of Section 162(m). The Board expects that benefits under Plan will be exempt from such limit, and it does not intend to exceed such limit in applicable employee remuneration during the five-year period of the Plan.

Terms and Conditions of Options. Each option will be evidenced by a stock option agreement between the Company and the recipient of the option (the “Optionee”) and will be subject to the following additional terms and conditions:

(a) Exercise Price. The Administrator will determine the exercise price of options at the time the options will be granted. The exercise price of an “incentive stock option” as determined by the Code may not be less than 100% of the “fair market value” of the Company’s stock on the date the option is granted. If an employee owns or is deemed to own (under the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an incentive stock option is granted to such employee, the option price may not be less than 110% of the fair market value on the date of the grant. The Plan does not provide any price restrictions on “non-statutory stock options” (which are stock options that do not qualify under the Code as incentive stock options). The “fair market value” of the shares will be determined by the closing price per share on any particular date as reported by the Amex or such other registered national securities exchange on which the shares may be listed, or, if not listed on an exchange, as quoted on Nasdaq. If there is no trading on such date, the fair market value shall be determined by the closing price per share on the last preceding date on which the stock was traded. If the stock is not listed on any registered national securities exchange or quoted on Nasdaq, the fair market value of the stock will be determined in good faith by the Administrator.

(b) Exercise of Option; Form of Consideration; and Tax Withholding. The Administrator will determine when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option will be specified in each option agreement. The Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of the Company that are not subject to restriction under any Company plan (“Mature Shares”), broker assisted same-day sales, a reduction in the number of shares that may be issued under the option equal in value to the aggregate exercise price of the shares to which such exercise applies (provided that the Optionee holds an equal number of Mature Shares), any other form of consideration permitted by applicable law, or any combination thereof. All required federal, state and local payroll taxes applicable to the value of any award under the Plan must be paid by the recipient at the time such value first becomes includable in the gross income of the recipient for federal income tax purposes.

(c) Term of Option. The term of an incentive stock option may be no more than 10 years after the date the option is granted, except that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any subsidiary or parent corporation) shall be no more than five years from the date of the grant.

(d) Termination of Employment. If an Optionee’s employment terminates for any reason (other than as described below), then all options held by the Optionee under the Plan generally will terminate immediately upon the Optionee’s termination.

(e) Death, Disability or Retirement Due to Age. Generally if an Optionee’s employment terminates as a result of the Optionee’s death, then all vested incentive stock options may be exercised for 180 days following the Optionee’s death. Generally if an Optionee’s employment terminates as a result of the Optionee’s disability or retirement due to age, then the Optionee may exercise all vested incentive stock options within 90 days after the date of such disability or retirement, provided that no option may be exercised after the expiration of its term.

(f) Restricted Stock Awards. The Administrator, in its discretion, may grant restrictive stock awards to eligible persons under the Plan, entitling the recipient to acquire for a specified purchase price or as a direct award without a purchase price, or as determined by the Administrator, shares subject to such restrictions and conditions as the Administrator may determine at the time of the grant, including continued employment and/or achievement of pre-established performance goals and objectives.

Amendments to the Plan. Any material amendment to this Plan shall be subject to approval by the Company’s shareholders. For these purposes, a material amendment would include, but not be limited to, the following: (a) any material increase in the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (b) any material increase in benefits to participants not specifically provided in the Plan; (c) any material expansion of the class of eligible persons; and (d) any expansion in the types of options or awards provided under this Plan.

Immediate Vesting Due To Change of Control. Each holder of an outstanding stock option or restricted stock award shall be entitled, upon exercise of such Award, to receive, in lieu of shares of the Company’s stock, shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of stock received in connection with a “Change of Control,” which is defined by the Plan to include (i) the acquisition by a person of control of 50% or more of the combined voting securities of the Company, (ii) the merger or consolidation of the Company and any other entity where the voting securities of the Company prior to thereto do not represent more than 50% of the combined voting power of the voting securities of the Company or such surviving entity immediately after such merger or consolidation, or (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

The foregoing is only a summary of various principal provisions of the Plan and the effect of U.S. federal income taxation upon recipients of awards and upon the Company with respect to the grant and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable.

Vote Required and Recommendation of Board of Directors.

The affirmative vote of a majority of the votes cast at the 2004 Meeting is required to approve the Plan, provided that a quorum exists.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AEROSONIC CORPORATION STOCK INCENTIVE PLAN.

OWNERSHIP OF SECURITIES

The following table sets forth information as of April 15, 2004 regarding owners of 5% or more of the Company’s Common Stock:

Name And Address Of Beneficial Owner	Amount Of Beneficial Ownership	Percent Of Class
J. Mervyn Nabors 271 Bayside Drive Clearwater Beach, Florida 33767	l,242,000	31.7%

Miriam Frank 1771 Oak Creek Drive Dunedin, Florida 34698	282,763	7.2%

The following table sets forth information as of April 15, 2004 regarding ownership of the Company’s Common Stock by executive officers and directors of the Company:

Name of Beneficial Owner	Amount of Shares Beneficially Owned		Percent of Class
David A. Baldini	19,515	(1)	*
Gary E. Colbert	0		*
P. Mark Perkins	10,000		*
Carmelo Russo	3,168		*
Charles M. Foster, Jr	0		*
Robert J. McGill	0		*
J. Mervyn Nabors	1,242,000		31.7%
William C. Parker	31,139	(2)	*
David M. Vosen	0		*

(1)	Of this amount, 2,000 shares are held jointly by Mr. Baldini and his spouse.
(2)	Of this amount, 9,500 shares are held jointly by Mr. Parker and his former spouse.

J. Mervyn Nabors resigned as Chairman in May 2003 and ceased to serve as a director when he was not nominated or elected at the December 18, 2003 annual meeting of shareholders. All executive officers and directors as a group, including Mr. Nabors (9 individuals), own 1.305,822 shares of the Company’s Common Stock, representing 33.3% of all Common Stock outstanding. All executive officers and directors as a group, excluding Mr. Nabors (8 individuals), own 63,822 shares of the Company’s Common Stock, representing 1.6% of all Common Stock outstanding.

An asterisk (*) in the table above indicates that the shares of Common Stock beneficially owned by such executive officer or director, if any, represent less than 1% of all Common Stock outstanding.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of the Company’s Common Stock, to file with the Securities and Exchange Commission and the American Stock Exchange reports of ownership of Company securities and changes in reported ownership. Officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transaction were reported, the Company believes that during the fiscal year ended January 31, 2004 the Company’s officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

EXECUTIVE OFFICER COMPENSATION(11)(11)

Name and Principal Position (a)	Year Ended January 31 (b)	Salary (c)			Bonus (d)		Other Annual Compensation (e)			All Other Compensation (i)			Total
David A. Baldini President as of November 2002 and Executive Vice President until that time	2004 2003 2002	$ $ $	179,458 168,683 149,561		$	— — 40,000	$ $ $	4,385 15,900 14,250	(1) (1) (1)	$ $ $	15,373 16,442 16,765	(2)(12) (2)(12) (2)(12)	$ $ $	199,216 201,025 220,576

Gary E. Colbert Chief Financial Officer, Treasurer and Secretary since January 2003	2004 2003 2002	$ $	135,193 3,846 —			— — —		$7,652 — —			$149 — —		$ $	142,994 3,846 —

P. Mark Perkins Executive Vice President Sales and Marketing	2004 2003 2002	$ $ $	142,893 133,770 110,000		$	— — 25,000	$ $ $	7,796 17,173 17,173	(3) (3) (3)	$ $ $	12,455 12,679 11,811	(4)(12) (4)(12) (4)(12)	$ $ $	163,144 163,622 163,984

Carmelo Russo Executive Vice President Operations	2004 2003 2002	$ $ $	163,424 133,885 110,000		$	— — 26,000	$ $ $	5,458 9,250 10,560	(5) (5) (5)	$ $ $	19,001 19,324 17,536	(6)(12) (6)(12) (6)(12)	$ $ $	187,883 162,459 164,096

J. Mervyn Nabors Chairman until May 2003 and President and Chief Executive Officer until November 2002	2004 2003 2002	$ $ $	104,458 300,000 200,000	(7)	$ $	— 50,000 50,000	$ $ $	6,280 18,840 18,517	(8) (8) (8)	$ $ $	93,377 774 774	(9)(10)(11) (11) (11)	$ $ $	204,115 369,614 269,291

(1)	These amounts include the payment by the Company of automobile expense reimbursements to Mr. Baldini of $4,385, $14,250 and $10,687 in fiscal years 2004, 2003 and 2002, respectively.

(2)	These amounts represent the payment of the annual whole life insurance premiums described in footnote (12) below, the payment of $4,669, $4,436 and $4,500 in matching contributions to Mr. Baldini’s 401(k) plan in fiscal years 2004, 2003 and 2002, respectively, and the payment of $347, $317 and $576 in term life insurance premiums on behalf of Mr. Baldini in fiscal years 2004, 2003 and 2002, respectively.

(3)	In fiscal years 2004, 2003 and 2002, P. Mark Perkins received automobile expense reimbursement of $7,796, $17,173 and $17,173, respectively.

(4)	These amounts represent the payment of the annual whole life insurance premiums and the interest free benefit of a draw from a variable whole life insurance policy, each as described in footnote (12) below, and the payment of $3,813, $3,300 and $3,300 in matching contributions to Mr. Perkins’ 401(k) plan in fiscal years 2004, 2003 and 2002, respectively, and the payment of $181, $108 and $72 in term life insurance premiums on behalf of Mr. Perkins in fiscal years 2004, 2003 and 2002, respectively.

(5)	In fiscal years 2004, 2003 and 2002, Carmelo Russo received automobile expense reimbursement of $5,258, $9,250 and $10,560, respectively.

(6)	These amounts represent the payment of the annual whole life insurance premiums and the interest free benefit of a draw from a variable whole life insurance policy, each as described in footnote (12) below, and the payment of $3,405, $3,300 and $3,099 in matching contributions to Mr. Russo’s 401(k) plan in fiscal years 2004, 2003 and 2002, respectively, and the payment of $619, $310 and $165 in term life insurance premiums on behalf of Mr. Russo in fiscal years 2004, 2003 and 2002, respectively.

(7)	This amount does not include the payment of approximately $15,385 in respect of an unauthorized increase in Mr. Nabors’ base compensation, which was subsequently denied by the Board of Directors. As of the date hereof, the Company has not sought the return of this amount.

(8)	In fiscal years 2004, 2003 and 2002, J. Mervyn Nabors received automobile expense reimbursement of $6,280, $18,840 and $18,517, respectively.

(9)	After his resignation as Chairman, the Company paid director’s fees of $12,000 during fiscal year 2004.

(10)	After his resignation as Chairman, the Company paid Mr. Nabors $80,990 in accordance with an employment arrangement that became effective in May 2003.

(11)	The Company paid term life insurance premiums of $387 in fiscal year 2004, $774 in fiscal year 2003 and $774 in fiscal year 2002 on behalf of Mr. Nabors.

(12)	These amounts represent the payment by the Company of premiums of $9,083, $6,559 and $11,090 on behalf of David A. Baldini, P. Mark Perkins and Carmelo Russo, respectively, under life insurance arrangements between the Company and such executives in fiscal year 2004, the payment by the Company of annual premiums of $11,689, $8,439 and $14,272 on behalf of David A. Baldini, P. Mark Perkins and Carmelo Russo, respectively, under life insurance arrangements between the Company and such executives in fiscal years 2003 and 2002.

Pursuant to the terms of the above referenced life insurance arrangements, which were entered into in approximately October and November 1998, (a) the Company paid the annual premiums under variable whole life insurance policies for the benefit of Messrs. Baldini, Perkins and Russo and their designated beneficiaries in fiscal years 2004, 2003, 2002 and earlier fiscal years, (b) the Company was entitled to a refund of its premium payments out of the proceeds, if any, of any payout under such variable whole life insurance policies, and (c) Messrs. Baldini, Perkins, Russo or their respective designated beneficiaries, as the case may be, were entitled to the balance, if any, of any such payout after the refund of the Company’s premium payments. Additionally, pursuant to the arrangements, Messrs. Baldini, Perkins and Russo had the right to make interest free draws from the cash value accumulated under their respective policies, and they were not obligated to repay any such draw and their interests in their respective policies were offset by any such draws only to the extent that the balance of any payout under the policy, after the refund of the Company’s premiums, would be reduced by the amount of the draw (including if the result of such arrangement was the inability of the Company to realize a return of all or a portion of its premium payments). Mr. Baldini did not make any such draw during the term of his arrangement. Mr. Perkins drew $18,815.36 from his variable whole life policy in fiscal 2002, and the benefit derived by him in fiscal years 2004 and 2003 from the interest free term of such draw was $555 and $832, respectively. Mr. Russo drew $32,330.04 from his variable whole life policy in fiscal 2002, and the benefit derived by him in fiscal years 2004 and 2003 from the interest free term of such draw was $961 and $1,442, respectively.

The Company and Messrs. Baldini, Perkins and Russo terminated their arrangements during fiscal year 2004. In connection with such terminations and in accordance with the arrangements, the Company received a refund of its premiums of $36,377.59 on Mr. Baldini’s policy, $10,640.26 on Mr. Perkins’ policy, and $19,181.06 on Mr. Russo’s policy, and Mr. Perkins and Mr. Russo were not required to repay any of their portion of their respective draws.

As discussed above in “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,” the Company is a party to Employment Agreements with its executive officers.

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Compensation Committee on executive compensation, Audit Committee Report and stock performance graph shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The goal of our executive compensation is to incentivize and reward superior executive performance and encourage diligence, hard work and dedication. By doing so, we hope to attract and retain the best available people and create long-term shareholder value.

The primary element of our executive compensation is base salary. Executive officers’ base salary is determined by each officer’s employment agreement with the Company, and is reviewed on an annual basis. Executive officers’ employment agreements do not set any required bonus amount or guarantee any bonus. However, each year the Company rewards superior executive performance through bonuses, although bonuses are typically a small component of each executive’s overall compensation. We believe that this structure allows the Company the flexibility to reward performance without creating a system where annual bonuses are paid without regard to Company performance and are viewed as an entitlement rather than an incentive and reward.

In determining executive compensation, bonuses and any increases in base salary, we rely primary upon our assessment of each executive’s performance and potential to enhance long-term shareholder value. We rely upon our judgment of numerous factors, and not solely upon set numerical performance data or similar guidelines. We do not use short term changes in our stock price as a guide in determining executive compensation. Key factors affecting our judgments include the nature and scope of each executive’s responsibilities, effectiveness, productivity and growth. Of course, in order to attract and retain talented executives, our executive compensation also is calibrated by comparison to the executive compensation of executives at similarly sized and situated companies in our geographic area.

Basis for Chief Executive Officer Compensation

The compensation for our Chief Executive Officer, David A. Baldini, for the remainder of fiscal year 2003 was based upon his then current salary, an increase in his responsibilities and the performance of our subsidiary Avionics, of which he was, and continues to be, the President.

The Compensation Committee of the Board of Directors met once during the fiscal year ended January 31, 2004.

AUDIT COMMITTEE REPORT

In accordance with its written Charter, a copy of which is appended to this Proxy Statement as Appendix B, the Audit Committee assists the Board in fulfilling its responsibility for oversight of management and its auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company. The independent auditors, not the Audit Committee, are responsible for planning and conducting independent audits of the Company’s financial statements in accordance with generally accepted accounting principles and applicable laws and regulations.

In this context, the Audit Committee has met and held discussions with the Company’s management and independent auditors. Management represented to the Audit Committee that the Company’s audited financial statements were prepared in accordance with accounting principles generally accepted in the United States and applicable laws and regulations, and the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and the independent auditors. The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Accounting Standards 61 (Communications with Audit Committees), as amended.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the Company’s independent accountants their independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent auditors, which, in their report, express an opinion on the conformity of the Company’s audited financial statements to accounting principles generally accepted in the United States. In reliance on the reviews and discussions referred to in this Report and in light of its role and responsibilities, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2004.

This Audit Committee Report is being presented by the Audit Committee of the Company’s Board of Directors, as it existed prior to May 24, 2004, including:

Charles M. Foster, Jr.

Robert J. McGill

David M. Vosen

Charles M. Foster, Jr. resigned as a director May 28, 2004 and from all committees of the Board, as of that date. The resulting vacancy was filled by the election of Thomas Whytas to the Board, and by appointing him to the Audit Committee and the Nominating Committee.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Tedder, James, Worden & Associates P.A. (“TJWA”) were the Company’s independent auditors for the fiscal year ended January 31, 2004 upon recommendation by the Audit Committee of the Board of Directors. The Company has selected TJWA to be its independent auditors for the fiscal year ending January 31, 2005. PricewaterhouseCoopers LLP (“PwC”) were the Company’s independent auditors for the fiscal year ended January 31, 2003, and continued to provide accounting services to the Company until December 17, 2003, when their services were terminated by the Company.

The following table sets forth the aggregate fees billed by PwC to the Company for the fiscal years ended January 31, 2004 and 2003 for audit and other professional services.

	Fiscal year ended January 31,
	2004		2003
Audit Fees	$208,000	(1)	$805,000	(3)
Audit-Related Fees	15,000	(2)	35,000	(3)
Tax Fees	19,000	(2)	54,000	(3)
All Other Fees	—		—
Total Fees	$242,000		$894,000	(3)

(1)	The audit fees include $108,000 invoiced by PricewaterhouseCoopers LLP for the quarterly reviews for the fiscal year ended January 31, 2004 and $100,000 expected to be invoiced by Tedder, James, Worden & Associates.

(2)	For the fiscal year ended January 31, 2004, the fees include what is expected to be invoiced by Tedder, James, Worden & Associates.

(3)	The Audit, Audit-Related and Tax Fees due to PricewaterhouseCoopers LLP for the fiscal year ended January 31, 2003 and for the quarterly reviews through their December 17, 2003 dismissal. After their dismissal, PwC agreed to accept an amount less than the previously billed fees of $1,674,000. In the table, the result of this settlement has been applied in its entirety to the Audit Fees for the year ended January 31, 2003, which the Company believes is the most appropriate manner to reflect the adjustment. This change in estimate was reflected in the results for the fiscal year ended January 31, 2004.

In the above table, in accordance with new SEC rules and definitions, which the Company elected to adopt early, the terms “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” shall have the following meanings:

Audit Fees. Audit Fees, which are expected to be $208,000 for fiscal year 2004 and were $805,000 for fiscal year 2003, are fees billed to the Company for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms l0-Q, and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements. The Audit Fees for fiscal year 2004, which include fees billed by TJWA after January 31, 2004, were billed for the audit of the Company’s financial statements for fiscal year 2004. The Audit Fees for fiscal year 2003, which include fees billed by PwC after January 31, 2003, were billed for the audit of the Company’s financial statements for fiscal year 2003 as well as for the restatement of the Company’s 2002, 2001, 2000 and 1999 financial statements, as discussed in the accompanying Annual Report.

Audit-Related Fees. Audit-Related Fees, which are expected to be $15,000 in fiscal year 2004 and were $35,000 in fiscal year 2003, are fees billed to the Company for services provided to the Company and not included in the foregoing categories. These fees are for the audit of the Company’s 401(k) plan.

Tax Fees. Tax Fees, which are expected to be $19,000 in fiscal year 2004 and were $97,000 in fiscal year 2003, are fees billed to the Company for professional services rendered for tax compliance, tax advice and tax planning. The fees for 2003 were incurred for tax return preparation, research and filing of amended returns to receive tax credits for research and experimentation expenditures for the 1999, 2000 and 2001 fiscal years, and the preparation and filing of amended tax returns for 2000, 2001 and 2002 as a result of the restatement of prior years’ financial statements.

All Other Fees. All Other Fees, which are expected to be $0 in fiscal year 2004 and were $0 in fiscal year 2003, are fees billed to the Company for services provided to the Company and not included in the foregoing categories.

The Audit Committee has considered whether the provision of the services identified under Audit-Related Fees, Tax Fees and All Other Fees is compatible with maintaining the independence of the Company’s principal account, and determined that the provision of such services is compatible with such accountant’s independence.

In accordance with new SEC rules, the engagement of our auditors and any non-audit services to be provided thereby shall be pre-approved by the Audit Committee or approved pursuant to policies and procedures established by the Audit Committee.

The Audit Committee has considered whether the provision of the services identified under Audit-Related Fees, Tax Fees and All Other Fees is compatible with maintaining the independence of the Company’s principal account, and determined that the provision of such services is compatible with such accountant’s independence.

In accordance with new SEC rules, the engagement of our auditors and any non-audit services to be provided thereby shall be pre-approved by the Audit Committee or approved pursuant to policies and procedures established by the Audit Committee.

STOCK PERFORMANCE GRAPH

A five-year comparison of the performance of the Company’s Common Stock with a broad equity market index and a peer group is set forth below. The broad equity market index used is the American Stock Exchange Market Value Index, and the peer group is an average of the stock prices of companies in the Aerospace/Defense Products and Services industry as of January 31 of each year presented. The below comparison assumes that $100 was invested on January 31, 1999, and that all dividends were reinvested.

Fiscal Year Ending
Company/Index/Market	Jan-99	Jan-00	Jan-01	Jan-02	Jan-03	Jan-04
Aerosonic Corporation	$100.00	$90.26	$99.83	$158.83	$116.50	$64.77
AMEX Market Value Index	$100.00	$120.34	$130.11	$117.84	$114.78	$167.47
SIC Code Index	$100.00	$78.19	$107.02	$124.03	$112.00	$146.86

SHAREHOLDER PROPOSALS FOR 2004 PROXY STATEMENT

In order to be included in the Company’s Proxy Statement and form of proxy relating to the Company’s Annual Meeting of Shareholders anticipated to be held in July 2005, proposals of shareholders must be received by the Company, at its executive offices, not later than March 16, 2005. Proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

The management has no information that any other matter will be brought before the Meeting. If other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

June     , 2004

Clearwater, Florida

APPENDIX A

[Excerpt from Amended and Restated Bylaws]

ARTICLE III.

DIRECTORS

Section 1. The number of directors which shall constitute the whole board shall be determined by resolution of the Board of Directors, except as may be affected by the provisions of Section 2 of this Article III, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders. The directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall be divided into three classes, with respect to the time for which they severally hold office. The number of directors in each class shall be as nearly equal in number as feasible. The term of office of the first class shall expire at the Corporation’s first Annual Meeting immediately following their initial election subsequent to the adoption of these Bylaws. The term of office of the second class shall expire at the Corporation’s second Annual Meeting immediately following their initial election subsequent to the adoption of these Bylaws. The term of office of the third class shall expire at the Corporation’s third annual meeting of stockholders immediately following their initial election subsequent to the adoption of these Bylaws. At each Annual Meeting commencing with the first Annual Meeting following the initial election of directors pursuant to these Bylaws, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding Annual Meeting after their election, with each director to hold office until his or her successor shall have been duly elected and qualified. The Board of Directors may elect directors to fill any vacancy on the Board of Directors. [Sentence to be added.]

Section 2. A director or the entire Board of Directors may be removed only for cause, in accordance with the provisions of Section 141 (k) of the General Corporation Law of the State of Delaware.

Section 3. Subject to the rights of the holders of any series of preferred stock then outstanding, vacancies and newly created directorships resulting from any increase in the authorized number of directors, death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum; and directors so chosen shall serve for a term expiring at the Annual Meeting at which the term of office of the class to which they have been elected expires or until such director’s successor shall have been elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

Section 4. Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of the stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in these Bylaws, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in these Bylaws.

Section 5. Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary. To be timely, a stockholder’s notice shall be delivered or mailed to and received at the principal offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder’s notice shall set forth the following information: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of

A-1

proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (A) the name and address (as they appear on the Corporation’s books) of such stockholder and (B) the class and number of shares of the Corporation which are beneficially owned by the such stockholder an also which are owned of record by such stockholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person, and (B) the class and number of shares of the Corporation which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to such nominee.

Section 6. No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in these Bylaws. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws; and if he should so determine, he shall so declare to the meeting, and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder and any rules and regulations of any stock exchange or any other self-regulatory organization on which the voting shares of the Corporation are listed for trading, with respect to the matters set forth in these Bylaws.

Section 7. The business of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the certificate of incorporation, or these bylaws directed or required to be exercised or done by the stockholders.

Section 8. The classification of directors provided in this Article III shall be effective only upon approval by the stockholders at the Annual Meeting in July 2004. In the event such stockholder approval is not obtained at that meeting, all provisions herein concerning the classification of directors shall be eliminated and all directors shall be elected for a one-year term. In furtherance thereof, these Bylaws shall be amended and restated to eliminate the classified director provisions; and such new form of these Bylaws shall be referred to as the “Second Amended and Restated Bylaws.”

A-2

APPENDIX B

AUDIT COMMITTEE CHARTER

AEROSONIC CORP.

AUDIT COMMITTEE CHARTER

1.0	Organization and Independence.

1.1	An Independent Audit Committee.

The Board of Directors shall designate an Audit Committee, which shall be composed of at least two directors, all of whom must be “independent directors.” To be considered “independent,” the member, and the compensation received by such member, must satisfy the requirements of all applicable laws and regulations relative to audit committee independence, including without limitation those of the American Stock Exchange and the Securities and Exchange Commission, as determined by the Board.

1.2	Financial Qualifications.

The members of the Committee shall possess such degree of financial or accounting expertise as may be required by law or by the regulations of the Securities and Exchange Commission or the American Stock Exchange, as the Board of Directors interprets such qualification in its business judgment.

1.3	Requirements of the American Stock Exchange.

It is the intention of the Board that the Committee shall satisfy the requirements and standards set forth in the rules of the American Stock Exchange applicable to audit committees.

2.0	The Committee’s Purposes.

The Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the Company and its shareholders relating to its oversight of management and its auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company, including the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of the Company’s internal audit function and independent auditors, and the preparation of the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

It is not the role of the Committee to plan or conduct audits, to guarantee the accuracy or quality of the Company’s financial statements or to determine that the financial statements are in accordance with generally accepted accounting principles and applicable laws and regulations. These are the responsibilities of management, the independent auditors and internal auditors. It is the responsibility of the Committee to maintain regular and open communication among the directors, the independent auditors, the internal auditors, and the financial management of the Company.

3.0	The Committee’s Duties and Responsibilities.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to oversee management’s implementation of prudent corporate accounting and reporting policies.

3.1	Appointment of the Independent Auditors.

To the extent required by applicable law or regulation: (i) the Committee will be directly responsible for the appointment, compensation and oversight of the independent auditors (including the resolution of any disagreements between management and the independent auditors regarding financial reporting), (ii) the independent auditors shall report directly to the Committee, (iii) the Committee shall approve in advance all auditing services (including comfort letters and statutory audits) performed by the independent auditors, (iv) the Committee shall approve in advance all non-audit services performed by the independent auditors, and (v) all non-audit services to be performed by the independent auditors shall be disclosed. The Committee may delegate to one or more members of the committee who are independent directors the authority to grant pre-approvals required by this subsection, and the decisions of the member to whom this authority is delegated shall be presented to the Committee at the next scheduled meeting of the committee. The independent auditors may not perform for the Company any services that are prohibited by law or regulation. The foregoing requirements do not preclude the committee from obtaining the input of management, but these responsibilities may not be delegated to management. The Board of Directors and management may communicate with the independent auditors at any time they deem it appropriate.

3.2	Annual Statement from the Independent Auditors.

The Committee is responsible for obtaining from the independent auditors at least annually, a formal written statement delineating all relationships between the auditors and the Company. The Committee shall be responsible for conferring with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors and for recommending to the Board of Directors such appropriate action as may be necessary to satisfy itself as to the qualifications, performance and independence of the independent auditors.

To the extent required by law or regulation, the annual statement also shall describe: (i) the firm’s internal quality control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (iii) any steps taken to deal with any such issues.

The Committee will comply with all relevant laws and regulations relative to (i) rotation of independent auditors or independent audit personnel and (ii) the performance of services by an independent audit firm when a former employee of that firm currently serves as chief executive officer, chief financial officer, and chief accounting officer or equivalent officer of the Company.

3.3	Risk Assessment and Accounting Controls.

The Committee will review with the independent auditors, the Company’s internal auditor, and appropriate financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and guidelines and policies to govern the process by which risk assessment and risk management is undertaken, and will elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee will establish, implement and conduct an annual review of the procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.4	The Annual Audit.

The Committee will meet with the independent auditors and financial management of the Company to review the scope of the proposed audit plan for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

The Committee will regularly review with the independent auditors any audit problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management, and management’s response.

In that regard, no officer or director of the Company, or any other person acting under the direction thereof, shall violate any law or regulation that prohibits fraudulently influencing, coercing, manipulating, or misleading any independent auditor engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading.

3.5	Hiring Policies.

The Committee will set clear hiring policies for employees or former employees of the independent auditors.

3.6	The Internal Audit Function.

The Company will maintain an internal audit function. The Committee will review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. The Committee will receive as necessary notification of material adverse findings from internal audits and a progress report on the proposed internal audit plan, as appropriate, with explanations for changes from the original plan.

3.7	Earnings Releases.

The Committee will discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, though this may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

3.8	Review of Financial Statements.

The Committee will discuss with management and the independent auditors the annual audited financial statements and the quarterly financial statements, including a discussion of all matters relevant thereto that are required to be discussed under any applicable law or regulation or that the Committee otherwise considers it desirable to discuss. In addition the independent auditors must timely report to the Committee on all matters that are required to be reported under any applicable law or regulation or that the independent auditors otherwise consider it desirable to report.

Each report that contains financial statements (including annual and quarterly reports), and that is required to be prepared in accordance with (or reconciled to) generally accepted accounting principles and filed with the SEC, shall reflect or disclose all information required to be reflected or disclosed under any applicable law or regulation, and in a manner in accordance with such law or regulation.

3.9	Separate Meetings.

Periodically, the Committee shall meet separately with management, with the internal auditor, and with the independent auditors. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors receive during the course of the audit.

3.10	Proxy Report.

The Committee will prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

3.11	Succession Planning.

The Committee will review accounting and financial staffing and succession planning within the Company as necessary.

3.12	Reporting to the Board.

The Committee will review the matters discussed at each Committee meeting with the Board of Directors. The Committee should review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

3.13	Investigations.

The Committee will investigate any matter brought to its attention within the scope of its duties to the extent and in such manner as it considers appropriate (including confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters). The Committee will discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies. The Company will follow all provisions of law or regulation that prohibit discipline of or discrimination against employees who report what they reasonably believe to be violations of any law, rule or regulation applicable to the Company.

3.14	Ethics Policy Compliance.

The Committee will review compliance with the Company’s Ethics Policy annually, to the extent required by applicable laws or regulations:

(A) The Ethics Policy will continue to be applicable to senior financial officers of the Company, including its principal financial officer, and its controller or principal accounting officer, and to persons performing similar functions;

(B) the Company immediately shall disclose, by means of the filing of an applicable SEC reporting form, dissemination by the Internet or by other electronic means, any waiver of or change in the Ethics Policy for such senior financial officers;

(C) the Company’s Ethics Policy shall continue to include such standards as are reasonably necessary to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by the Company; and (3) compliance with applicable governmental laws and regulations.

3.15	Legal Compliance.

The Committee will review compliance with the company’s legal compliance policy annually. The Committee will discuss with the Company’s General Counsel legal matters that may have a material impact on the company’s financial statements or compliance policies.

3.16	Review of the Committee Charter.

The Committee will review the Audit Committee charter annually and include it in the company’s proxy statement as required by applicable law or regulation.

3.17	Outside Advisors.

The Committee may obtain advice and assistance from outside legal, accounting or other advisors as it deems appropriate. It may retain these advisors after seeking board approval. The Company will provide appropriate funding, as determined by the Committee, for payment of the compensation of the independent auditors and to any advisors engaged by the Committee.

3.18	Performance Evaluations.

The Committee will conduct an annual performance evaluation of the Committee.

APPENDIX C

NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

Organization

There shall be a committee of the Board of Directors to be known as the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee shall be composed of at least two directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Nominating/Corporate Governance Committee member. The members of the Committee shall be appointed and may be removed by the Board. Should any member of the Committee cease to be an independent director, such member shall immediately resign his or her membership on the Committee.

Statement of Policy

The Nominating/Corporate Governance Committee shall solicit, consider, recommend and nominate candidates to serve on the Board of Directors of the Corporation and to develop and recommend to the Board a set of corporate governance principles applicable to the Company. The Corporation’s policy is to ensure that highly qualified individuals are attracted and retained as directors and that the Company complies with applicable law and regulations.

Responsibilities of Nominating/Corporate Governance Committee

1)	Establish an agenda for the ensuing year. Hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Nominating/Corporate Governance Committee or at the request of the Board of Directors.

2)	Review the powers and duties of the Nominating/Corporate Governance Committee and report and make recommendations to the Board of Directors on these responsibilities.

3)	Periodically review, at least once a year, whether any steps should be taken to improve the effectiveness of the Nominating/Corporate Governance Committee and/or the Board of Directors. Review and consider, among other things, the following:

a)	The composition and experience base of the members of the Nominating/Corporate Governance Committee;

b)	Whether the size of the Board of Directors should be expanded or contracted; and

c)	What types of experience, areas of expertise or other skills should be added to the Board of Directors.

4)	Solicit, consider, and accept nominations for candidates to serve as directors in accordance with the agenda established or the outcome of a periodic review. In performing this responsibility, the Nominating/Corporate Governance Committee will evaluate a candidate’s qualifications for Board membership based on a variety of factors such as education, work experience, knowledge of the Corporation’s industry, membership on a Board of Directors of another corporation and civic involvement. In addition, if the candidate is being considered for an independent director position, the Nominating/Corporate Governance Committee will evaluate the candidate’s independence

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from the Corporation under applicable securities laws and the independence requirements of The American Stock Exchange. The Nominating/Corporate Governance Committee will carefully review the education and experience of all directors and director nominees in order to ensure that at least one director who will serve as a member of the Audit Committee is a “financial expert” as required under the Sarbanes-Oxley Act. The Nominating/Corporate Governance Committee will meet with each candidate to review his/her qualifications and will request such materials from each candidate as the Nominating/Corporate Governance Committee deems necessary.

5)	Review with the full Board of Directors the Nominating/Corporate Governance Committee’s recommendations and nominations for candidates to the Board of Directors of the Corporation.

6)	Work together with management and counsel to the Corporation to provide new directors with appropriate orientation.

7)	Submit the minutes of all meetings of the Nominating/Corporate Governance Committee to, or discuss the matters discussed at each Nominating/Corporate Governance Committee meeting with, the Board of Directors.

8)	Review Board membership succession planning within the Corporation.

9)	Retain and terminate any search firm to be used to identify and assist in recruiting director candidates, and have the sole authority to approve the search firm’s fees and other retention terms.

10)	Make recommendations to the Board on committee structure and composition, and the appointment and removal of the chairman and each member of each committee.

11)	Monitor ongoing developments, including legislative and regulatory initiatives, pertaining to corporate governance principles which may be applicable to the Company.

12)	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws, regulations and American Stock Exchange requirements.

13)	Review and recommend to the Board the adoption and revision of corporate governance principles applicable to the Company.

14)	Annually review the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

15)	Consider such other matters in relation to Board membership as the Nominating/Corporate Governance Committee may, in its discretion, determine to be advisable.

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APPENDIX D

AEROSONIC CORPORATION

2004 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PROVISIONS.

(a) Establishment of Plan. Aerosonic Corporation, a Delaware corporation (the “Company”), hereby establishes an equity incentive compensation plan as set forth below, to be known as the Aerosonic Corporation 2004 Stock Incentive Plan (the “Plan”).

(b) Purpose of the Plan. The purpose of the Plan is to encourage and enable officers, other employees and non-employee directors of the Company and its Subsidiaries to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification and alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company, and to assist in the recruitment of new employees.

(c) Types of Awards. Awards under the Plan may be made to Eligible Persons in the form of: (i) Incentive Stock Options, (ii) Non-Statutory Stock Options, (iii) Restricted Stock, and (iv) Unrestricted Stock, except that the only employees of the Company (and not Non-Employee Directors) may receive Awards of Incentive Stock Options.

(d) Effective Date and Term of the Plan. The Plan shall be effective upon approval by the Company’s stockholders (the “Effective Date”) and shall continue in effect for five years, unless earlier terminated or extended by an amendment to the Plan.

SECTION 2. DEFINITIONS.

The following terms shall be defined as set forth below:

(a) “Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards and Unrestricted Stock Awards.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Subsidiary that the Holder’s employment or other relationship with the Company or any such Subsidiary should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Subsidiary) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Subsidiary or any other Subsidiary or on the Award holder’s ability to perform services for the Company or any such Subsidiary, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Subsidiary.

(e) “Change of Control” shall have the meaning set forth in Section 14 hereof.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

(g) “Committee” shall have the meaning set forth in Section 3(a) hereof.

(h) “Disability” means the inability of an Eligible Person to perform substantially his or her duties and responsibilities to the Company or to any Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of one hundred eighty (180) days, or (ii) at such earlier time as the Eligible Person submits medical evidence satisfactory to the Committee that the Eligible Person has a physical or mental disability or infirmity that will likely prevent the Eligible Person from returning to the performance of the Eligible Person’s work duties for one hundred eighty (180) days or longer. The commencement date of such Disability shall be the last day of such one hundred eighty (180) days period or the day on which the Eligible Person submits such satisfactory medical evidence, as the case may be.

(i) “Eligible Persons” shall have the meaning set forth in Section 5 hereof.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by the American Stock Exchange or such other registered national securities exchange on which the Stock may be listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

(l) “Incentive Stock Options” means any Stock Options designated and qualified as “incentive stock options” as defined in Section 422 of the Code.

(m) “Independent Director” means any director who meets the independence requirements of Section 121 of the American Stock Exchange Company Guide or the comparable requirements of any other national securities exchange or automated quotation system on which the Stock may be listed or quoted.

(n) “Non-Employee Director” means any director who: (i) is not currently an officer of the Company or a Subsidiary, or otherwise currently employed by the Company or a Subsidiary, (ii) does not receive compensation, either directly or indirectly, from the Company or a Subsidiary, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

(o) “Non-Statutory Stock Options” mean any Stock Options that are not Incentive Stock Options.

(p) “Normal Retirement” means retirement in good standing from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

(q) “Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” status also shall be determined in accordance with Section 162(m) of the Code and the Treasury Regulations issued thereunder.

(r) “Options” or “Stock Options” means any options to purchase shares of Stock granted pursuant to Section 6 hereof.

(s) “Participants” means those persons selected from the Eligible Persons who have received Awards under the Plan.

(t) “Restricted Stock” and “Restricted Stock Award” means Awards granted pursuant to Section 7 hereof.

(u) “SEC” means the Securities and Exchange Commission or any successor authority.

(v) “Stock” means the Company’s common stock, $0.40 par value per share, which is subject to adjustments pursuant to Section 4 hereof.

(w) “Subsidiary” or “Subsidiaries” means any corporation of which 50% or more of the total combined voting power of all classes of its capital stock is owned by the Company directly or indirectly through one or more other Subsidiaries.

(x) “Unrestricted Stock Awards” mean Awards granted pursuant to Section 8 hereof.

SECTION 3. ADMINISTRATION OF PLAN; COMMITTEE’S AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS.

(a) Committee. The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than three (3) persons each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an Outside Director, or a Non-Employee Director. The members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. Except for those powers as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

(b) Powers of Committee. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”), by the Committee or, if necessary to so qualify the Awards, by the Board. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted (“Participants”);

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock and Unrestricted Stock, or any combination of the foregoing, granted to any one or more Participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the Participant’s consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option may be exercised;

(vii) to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the shares of Stock to be issued upon exercise of a Nonstatutory Stock Option or vesting of an Award that number of shares of Stock having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the shares of Stock to be withheld shall be determined in such manner and on such date that the Committee shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have shares of Stock withheld for this purpose shall be made in such form and under such conditions as the Board may provide;

(viii) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of shares of Stock, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

(ix) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan. The Committee may delegate to one or more individuals the day-to-day administration of the Plan. Such delegation may be revoked at any time.

A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan Participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 4. STOCK TO BE ISSUED UNDER THE PLAN; MERGERS; SUBSTITUTION.

(a) Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 200,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b) Limitation on Awards. In no event may any Plan Participant be granted Awards with respect to more than 50,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan Participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 15, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 14. Notwithstanding any of the foregoing, in no event may any change be made to an Incentive Stock Option which would constitute or modification within the meaning of Section 424(h) (3) of the Code.

(d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 5. ELIGIBILITY.

Awards may be granted to officers, directors (including Non-Employee Directors) and employees of the Company and it’s Subsidiaries (“Eligible Persons”).

SECTION 6. STOCK OPTIONS.

The Committee may grant to Eligible Persons options to purchase Stock (“Stock Options”).

Any Stock Options granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or a Subsidiary. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. In addition, Incentive Stock Options shall contain such other provisions as may be necessary to meet the requirements of the Code and the rulings and regulations issued thereunder with respect to Incentive Stock Options.

(a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c) Exercise Rights; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. A Participant shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Award Agreement, by one or more of the following methods:

(i) by delivery to the Company of shares of Stock of the Company that either have been purchased by the Participant on the open market, or shares of Stock that have been beneficially owned by the Participant for a period of at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles) and are not then subject to restriction under any Company plan (“Mature Shares”); and such surrendered shares have a Fair Market Value equal in amount to the exercise price of the Options being exercised;

(ii) as long as the Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the Participant chooses to pay the purchase price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; (This method of exercise shall include, in the case of a Participant who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer. Furthermore, the Company need not act upon such exercise notice until the Company receives full payment of the exercise price.)

(iii) by reducing the number of Option shares otherwise issuable to the Participant upon exercise of the Option by a number of shares of Stock having a Fair Market Value equal to such aggregate exercise price; provided, however, that the Participant otherwise holds an equal number of Mature Shares;

(iv) by any combination of such methods of payment; or

(v) as otherwise determined by the Committee.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt by the Company from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Agreement for the Option or imposed by applicable law.

(e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant.

(f) Annual Limit on Incentive Stock Options. Notwithstanding the designation “Incentive Stock Option” in an Award Agreement, if and to the extent that the aggregate Fair Market Value of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Statutory Stock Options. For purposes of this Section 6(f), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares shall be determined as of the date of grant.

SECTION 7. RESTRICTED STOCK AWARDS.

(a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives. Certain shares of Restricted Stock granted under this Section may, at the discretion of the Committee, be granted to a Participant in a manner which is intended to be “performance-based compensation” within the meaning of Code 162(m). Any such awards designated to be “performance-based compensation” shall be conditioned on the achievement of one or more performance measures, to the extent required by Code Section 162(m).

(b) Acceptance of Award. A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c) Rights as a Stockholder. Upon complying with Section 7(b) above, a Participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 7 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 7(e) below.

(d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment of a Participant by the Company or its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase the Participant’s shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the Participant or the Participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 12 hereof, amend any conditions of the Award.

(f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8. UNRESTRICTED STOCK AWARDS.

(a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 9. TERMINATION OF STOCK OPTIONS.

(a) Incentive Stock Options:

(i) Termination by Death. If any Participant’s employment by the Company and its Subsidiaries terminates by reason of death, any Incentive Stock Option owned by such Participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the Participant, for a period of one hundred eighty (180) days (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii) Termination by Reason of Disability or Normal Retirement.

(A) Any Incentive Stock Option held by a Participant whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B) Any Incentive Stock Option held by a Participant whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C) The Committee shall have sole authority and discretion to determine whether a Participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii) Termination for Cause. If any Participant’s employment by the Company and its Subsidiaries has been terminated for Cause, any Incentive Stock Option held by such Participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv) Other Termination. Unless otherwise determined by the Committee, if a Participant’s employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such Participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for thirty (30) days (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(b) Non-Statutory Stock Options. Any Non-Statutory Stock Option granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 10. TAX WITHHOLDING.

(a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, local and payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c) Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 11. TRANSFER AND LEAVE OF ABSENCE.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary to the Company or from the Company to a Subsidiary, or from one Subsidiary to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12. AMENDMENTS AND TERMINATION.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.

Notwithstanding the above, any material amendment to this Plan shall be subject to approval by the Company’s stockholders. For these purposes, a material amendment would include, but not be limited to, the following: (a) any material increase in the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (b) any material increase in benefits to Participants not specifically provided herein; (c) any material expansion of the class of Eligible Persons; and (d) any expansion in the types of Options or Awards provided under this Plan.

This Plan shall terminate as of the fifth anniversary of its Effective Date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 13. STATUS OF PLAN.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 14. CHANGE OF CONTROL PROVISIONS.

(a) Upon the occurrence of a Change of Control as defined in this Section 14:

(i) each holder of an outstanding Stock Option or Restricted Stock Award shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock, shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control; and

(ii) the time for the exercise of each unexercised and unexpired Stock Option and Restricted Stock Award shall be accelerated, and all conditions and restrictions then in effect shall be waived, effective upon the effective date of such Change of Control.

(b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 15. GENERAL PROVISIONS.

(a) No Distribution; Compliance with Legal Requirements. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with the applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Delivery of stock certificates to Participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary to terminate an Employee’s employment or Optionee’s service, at any time, with or without cause.

(d) Any Award shall contain a provision that it may not be exercised at a time when the exercise thereof of the issuance of shares there under would constitute a violation of any federal or state law or listing requirements of the American Stock Exchange for such shares.

(e) If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(f) With respect to Participants subject to Section 16 of the Exchange Act (“Insiders”) who receive Stock Options, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Insiders that is included solely for the purposes of complying with Rule 16b-3 is not required in order to bring at transaction by such Insiders in compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee. To the extent any provision in the Plan or action by the Committee involving such Insiders is deemed not be comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Insiders to the extent permitted by law and deemed advisable by the Committee.

SECTION 16. EFFECTIVE DATE OF PLAN.

This Plan shall become effective upon approval by the Company’s stockholders at the Company’s next annual meeting of stockholders or at a special meeting of stockholders to consider the Plan. This Plan shall be submitted to the stockholders of the Company for approval prior to March 27, 2005.

SECTION 17 GOVERNING LAW

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Florida without regard to its principles of conflicts of laws and any and all disputes between an optionee and the Company or a Subsidiary relating to an award shall be brought only in a state or federal court of competent jurisdiction sitting in Pinellas County or Hillsborough County, Florida.

AEROSONIC CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 14, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Each of the undersigned, as the owner(s), as of June 8, 2004, of common stock of Aerosonic Corporation, a Delaware corporation (the “Company”), hereby appoints David A. Baldini, P. Mark Perkins and Gary E. Colbert, and each of them, as attorney-in-fact and proxy, with full power of substitution, for the limited purpose of voting all shares of the common stock owned by the undersigned, at the Annual Meeting of Shareholders of the Company to be held at the Grand Hyatt Hotel, 6200 Courtney Campbell Causeway, Tampa, Florida 33607, at 10:00 a.m., local time, on July 14, 2004 and at any adjournments or postponements thereof, but only in accordance with the following instructions as specified on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is provided, the named proxies are authorized and directed to vote on the proposals as described in the Proxy Statement accompanying this Proxy. If any nominee shall cease to be a candidate for election for any reason, the Proxy will be voted for a substitute nominee designated by the Board of Directors and for the remaining nominees.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

AEROSONIC CORPORATION

July 14, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible

Please read the reverse side.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Proposal No. 1 Approval of Amendment to Bylaws to provide for the classification of the Board of Directors into three classes with staggered terms of office.

For Against Abstain

2. Proposal No. 2 Election of Directors:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

CLASS I DIRECTOR NOMINEES:

Les Crawford

William C. Parker

CLASS II DIRECTOR NOMINEES:

Robert J. McGill

P. Mark Perkins

CLASS III DIRECTOR NOMINEES:

David A. Baldini

David M. Vosen

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: |

3. Proposal No. 3 Approval of Aerosonic Corporation 2004 Stock Incentive Plan

For Against Abstain

4. In accordance with their best judgment on any other matter that may properly be voted upon at the meeting and at any adjournments or postponements thereof.

It you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail this Proxy to insure adequate shareholder representation at the meeting. You are encouraged to contact any of the above named proxies if you have any questions concerning this Proxy or the matters referenced herein.

To change the address on your account, please check the box at right and indicate your new address in the address space above.

Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership.